SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



               Date of report (Date of Earliest Event Reported): August 13, 2001

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                          0-18348                      06-1209796
(State or other                   (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida                             33414
(Address of principal executive offices)                              (Zip Code)


              Registrant's telephone number, including area code: (561) 791-5000


                        Exhibit Index Appears on page 4.



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Item 5.  Other Events.

         BE Aerospace, Inc. issued on August 13, 2001 the press release attached hereto. The press release, which appears as Exhibit 99, is filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.       Description
         --------------    --------------
                 99.1      Press Release, dated August 13, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BE AEROSPACE, INC.

                            By:  /s/ Thomas P. McCaffrey
                            ----------------------------
                            Name:  Thomas P. McCaffrey
                            Title: Corporate Senior Vice President of
                                     Administration and Chief Financial Officer


Date:    August 13, 2001

                                  EXHIBIT INDEX



 Exhibit No.               Description of Exhibits
---------------            ----------------------------
    99.1                   Press Release, dated August 13, 2001.